UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund, Inc.

(Exact name of registrant as specified in charter)

413 Johnson Street

Suite 200

Jenkintown, PA  19046

 (Address of principal executive offices) (Zip code)

Mark Mulholland

413 Johnson Street

Suite 200

Jenkintown, PA  19046

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund, Inc.

SEMI-ANNUAL REPORT

June 30, 2009

(Unaudited)

Matthew 25 Fund, Inc.

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

MATTHEW 25 FUND

MANAGER’S COMMENTARY

JUNE 30, 2009 (UNAUDITED)

Dear Matthew 25 Fund Shareholders,

Our Fund gained 11.76% for the first six months of 2009.  From its inception on 10/16/95 through 6/30/2009 our Fund has gained 128.48%.  In other words, a $10,000 investment at the inception of our Matthew 25 Fund would have grown to $22,848.  This is a compounded annual growth rate of 6.21% for a period covering 13.7 years.

The news continues to do what the news does and that is focus on all the negatives.  This can be debilitating.  But for those who can see beyond this fog of fear, one can see an opportunity to create wealth for the nascent investor or to recreate wealth for the seasoned investor.  Remember that except for lotteries and “get rich quick schemes” wealth building always takes time; however, this time is rich with potential opportunities.  In this letter I will try to present sound reasons to be hopeful going forward and then relate this to the stocks that we own within our Matthew 25 Fund.

Momentum from late 2007 until this recent springtime had been terrible for long-term investors.  The market as measured by the S&P 500 peaked on October 9, 2007 at $1,565.15, and may have bottomed on March 9, 2009 with a closing value of $676.53.  This was a loss of 57% which is the second worst bear market in over a hundred years and is only surpassed by the Great Depression which started in 1929.   The bottom only became identifiable after the surprise rally we had since March 9th with the market closing on June 30th at $919.32 for a gain of 36%.  Our Matthew 25 Fund managed a gain of 54% during this same time span.  This is important because it was the first significant break from the 17 months of market declines, and even more important to our Matthew 25 Fund owners is that our portfolio holdings had participated well in this turnaround.  There has been very little fanfare but a 20% gain from the market low usually signals the end of a bear market and is considered a new bull market.  For those concerned with timing it appears that momentum has potentially turned for the better.

A valid question for those wishing to rebuild their investment portfolio is; “How long will it take to get back to the 2007 peak?”  We can obtain some insight by checking performance during the Great Depression.  In nominal terms it took a quarter of a century for the stock market to get back to its peak of 1929, but this did not include deflation

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2009 (UNAUDITED)

or dividends.  (Mark Hulbert, 25 Years to Bounce Back?  Try 4 ½.  The New York Times, April 28, 2009.)  According to Mr. Hulbert’s research, the investor who reinvested dividends and reflected purchasing power was equal to the 1929 market’s peak by December 1937, 8 years from its peak, and 4 ½ years from the market’s bottom.  This is remarkable considering that in the first 4 years of the Great Depression GDP declined 45%.  You may be surprised that, in spite of this current recession’s start in the 4th quarter of 2007, GDP actually increased in 2008 by 3.3% and forecasts for 2009’s GDP are down by only 0.5% to 1.5% for the full year.  Our economy has suffered nowhere near the damage endured during the Great Depression.  Thus even with the broken economy of the 1930’s it took 8 years for an investor who stayed put to be made whole.  Our economy is showing greater tenacity than in the 1930’s so it is not unreasonable to think that we could reach the market’s peak in less than 8 years.  Remember that we already have nearly 2 years behind us and to get back to the peak from here would be a gain of 70%.

Looking at other data from the 1930’s may satisfy those of you who have voiced to me your concerns that President Obama’s deficit spending will not assist our economy and in fact may stifle it.  I admit, as an Economic Conservative, I was wary because I had subscribed to the tradition that similar policies of President Franklin D. Roosevelt (FDR) did nothing for the economy and it was only World War II and the subsequent rebuilding of Europe that turned our economy around.  However, when I looked at the economy’s performance under FDR I was shocked by its strength and consistency.  The following data show Gross Domestic Product (GDP) during FDR’s Presidency from January 1933 until his death in April 1945.  GDP grew 280% over his 13 years at the helm which yielded a powerful average growth rate of 10.8% per year.  The U.S. entered the war in December of 1941.  You can see that our pre-war economy grew at a very impressive compounded average rate of 8.95% per year.

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2009 (UNAUDITED)

YEAR	GDP	Change
1932	$58.6
1933	$56.2	-4.10%
1934	$65.9	17.26%
1935	$73.1	10.93%
1936	$83.6	14.36%
1937	$91.8	9.81%
1938	$85.4	-6.97%
1939	$91.9	7.61%
1940	$101.2	10.12%
1941	$126.7	25.20%
1942	$161.6	27.55%
1943	$198.3	22.71%
1944	$219.7	10.79%
1945	$223.2	1.59%

This performance is praiseworthy because GDP had declined 12%, 16% and 23% respectively in the three years prior to FDR’s election from the 1929 peak of $103.8billion.  We will never know for sure if the growth was from FDR’s fiscal policies or the intrinsic propensity of our economic system to repair itself and then progress.  But for me, seeing the data helped me believe that we will see economic growth either because of or in spite of our government’s fiscal and spending policies.

Having addressed the market’s momentum and the economy I will consider two remaining stimuli that may move a stock: value and growth.  These two factors applied to our fund’s portfolio will naturally segregate our holdings into three categories of Growth, Growth/Value and Value Stocks.  Growth rates in the following spreadsheet are 3 to 5 years estimates provided by Fact Set Call Street LLC or Value Line Publishing, Inc.  Enterprise Value divided by EBITDA is a measure of the total value of a business, including all debt and obligations divided by total pre-tax cash flow, and is an important measure of a company’s private value.  Price divided by book value is the price of the stock divided by its accounting value per share.  These data are obtained from Value Line Publishing, Inc. or SEC filings.  Our stocks are classified as follows:

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2009 (UNAUDITED)

GROWTH
Company	Symbol	5 Year Growth Est.	Ent. Value/ EBITDA	Price/ Book Value
Apple	AAPL	20%	13.8	n/a
Google	GOOG	16%	12.4	n/a

GROWTH/VALUE
Company	Symbol	5 Year Growth Est.	Ent. Value/ EBITDA	Price/ Book Value
Berkshire Hathaway	BRK'A	n/a	n/a	125%
Cabela's	CAB	12%	3.4	89%
Caterpillar	CAT	10%	6.2	n/a
El Paso	EP	12%	5.4	135%
East West Bank Preferred Cvt.	EWBCP	9%	n/a	42%
Goldman Sachs	GS	14%	n/a	139%
Kansas City Southern	KSU	20%	7.6	71%
NYSE Euronext	NYX	8%	6.6	102%
Polaris	PII	10%	5.4	n/a
Sigma Aldrich	SIAL	10%	10.2	n/a
JM Smucker	SJM	10%	7.8	117%
Stryker	SYK	14%	6.1	n/a
United Parcel Services	UPS	12%	7.3	n/a
Verizon	VZ	6%	6.4	n/a

VALUE
Company	Symbol	5 Year Growth Est.	Ent. Value/ EBITDA	Price/ Book Value
Abington Bank	ABBC	n/a	n/a	75%
Brandywine Realty	BDN	n/a	n/a	52%
Brandywine Realty Preferred	BDN.C .D	n/a	n/a	65%
KKR Private Equity LP	KPEQF	n/a	n/a	47%

Our Value stocks all have the potential to move into the Growth/Value category, but for the near future most of our Value stocks’ returns will be from matching and possibly exceeding book values.  Abington Bank has a unique opportunity by selling at a discount to its

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2009 (UNAUDITED)

book value and holding excess capital.  Hopefully, management will expedite the stock buybacks to increase the book value per share and increase the private value per share.  Growth/Value stocks usually offer the most appreciation potential.  This is because if the earnings per share grow, a frequent result will be an increase in the price to earnings (PE) ratio at some point in time.  Therefore, the appreciation per share comes from two sources, growth and higher PE valuation.  This is why the bulk of our portfolio is within this category.  Our two Growth stocks were in the Growth/Value category at year end but have appreciated significantly so far this year.   I have held onto these two because they are outstanding companies with profitable, industry leading products and services.  Plus these stocks are not overpriced.

The stock market may have reached its inflection point changing for the better.  Hopefully, the economy will follow suit in the not too distant future and support a prolonged market turnaround.  Many companies are still selling below private value in the U.S. stock market.  I have used this bear market to purchase some exceptional businesses at undervalued prices for our Matthew 25 Fund.  Many of these investments we may keep and grow with for some time.  The fear is great, but I truly believe that this is just as great an opportunity to create wealth going forward.  We will have volatility in the market as we always do, but this provides discounts for buyers.  Thank you for reading this letter along with the financial statements and for allowing us to work for you.

Good fortune,

Mark Mulholland

President

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

MATTHEW 25 FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2009 (UNAUDITED)

	Annual	Annual	Annual	Annual	Annual	Annual	Annual
	Return	Return	Return	Return	Return	Return	Return
	12/31/96	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
Matthew 25 Fund	18.68%	39.65%	25.93%	1.08%	3.62%	10.69%	(1.67)%
Russell 3000 Index	21.82%	31.78%	24.14%	20.90%	(7.46)%	(11.46)%	(21.54)%

	Annual	Annual	Annual	Annual	Annual	Annual	Six Months
	Return	Return	Return	Return	Return	Return	Return
	12/31/03	12/31/04	12/31/05	12/31/06	12/31/07	12/31/08	6/30/09
Matthew 25 Fund	32.12%	20.05%	5.07%	3.79%	(19.18)%	(40.44)%	11.76%
Russell 3000 Index	31.06%	11.95%	6.12%	15.72%	5.14%	(37.31)%	4.20%

	One Year	Three Year	Five Year	Ten Year	Thirteen Year
	6/30/08- 6/30/09	6/30/06- 6/30/09	6/30/04- 6/30/09	6/30/99- 6/30/09	6/30/96- 6/30/09
Matthew 25 Fund	(23.97)%	(17.00)%	(7.07)%	(0.03)%	5.84%
Russell 3000 Index	(26.56)%	(8.35)%	(1.84)%	(1.46)%	4.37%

The graph below represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/95 to 6/30/09.  These changes are then compared to a $10,000 investment in the Russell 3000 Index, which is an index comprised of 3,000 stocks representing approximately 98% of the U.S. equities market, for the same period.  The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

MATTHEW 25 FUND

TOP TEN HOLDINGS & ASSET ALLOCATION

JUNE 30, 2009 (UNAUDITED)

Top Ten Holdings	(% of Net Assets)

Apple, Inc.	11.64%
Goldman Sachs Group, Inc.	9.42%
Polaris Industries, Inc.	7.59%
Cabelas, Inc.	7.13%
Berkshire Hathaway, Class A	6.69%
El Paso Corporation	6.17%
NYSE Euronext, Inc.	5.87%
J.M. Smucker Co.	5.42%
Stryker Corp.	5.08%
Kansas City Southern	5.03%
70.04%

Asset Allocation	(% of Net Assets)

Security Brokers, Dealers & Exchanges	15.29%
Electronic Computers	11.64%
Transportation Equipment	7.59%
Shopping Goods Store	7.13%
Fire, Marine & Casualty Insurance	6.69%
Gas Production & Distribution	6.17%
Canned Fruits, Veg & Preserves, Jams & Jellies	5.42%
Surgical & Medical Instruments & Apparatus	5.08%
Railroads, Line-Haul Operations	5.03%
Trucking & Courier Services	4.46%
Savings Institution	4.32%
Telephone Communications	4.20%
Construction Machinery & Equipment	3.43%
Computer Programming & Data Processing	3.26%
Preferred Stocks	2.91%
Chemicals & Allied Products	2.72%
Limited Partnership	1.98%
Real Estate Investment Trusts	0.89%
Beverages	0.71%
Personal Credit Institution	0.04%
Short-Term Investments	0.97%
Assets less Liabilities	0.07%
100.00%

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2009 (UNAUDITED)

Shares/Principal Amount		Historical Cost	Market Value	% of Net Assets

COMMON STOCKS

Beverages
5,000	Coca Cola Co.	$ 214,787	$ 239,950	0.71%

Canned Fruits, Veg & Preserves, Jams & Jellies
37,500	J.M. Smucker Co.	1,728,595	1,824,750	5.42%

Chemicals & Allied Products
18,500	Sigma Aldrich Corp	648,493	916,860	2.72%

Computer Programming & Data Processing
2,600	Google, Inc. *	847,181	1,096,134	3.26%

Construction Machinery & Equipment
35,000	Caterpillar, Inc.	1,237,074	1,156,400	3.43%

Electronic Computers
27,500	Apple, Inc. *	3,365,832	3,916,825	11.64%

Fire, Marine & Causality Insurance
25	Berkshire Hathaway, Class A *	1,319,909	2,250,000	6.69%

Gas Production & Distribution
225,000	El Paso Corporation	1,613,222	2,076,750	6.17%

Personal Credit Institution
30,000	Advanta Corporation, Class A	29,582	12,900	0.04%

Railroads, Line-Haul Operations
105,000	Kansas City Southern	1,594,520	1,691,550	5.03%

Real Estate Investment Trusts
40,000	Brandywine Realty Trust	285,929	298,000	0.89%

* Non-Income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2009 (UNAUDITED)

Shares/Principal Amount		Historical Cost	Market Value	% of Net Assets

Savings Institution
182,500	Abington Community Bancorp	1,313,448	1,452,700	4.32%

Security Brokers, Dealers & Exchanges
21,500	Goldman Sachs Group, Inc.	2,668,087	3,169,960	9.42%
72,500	NYSE Euronext, Inc.	1,756,578	1,975,625	5.87%
		4,424,665	5,145,585	15.29%

Shopping Goods Store
195,000	Cabelas, Inc. *	2,524,734	2,398,500	7.13%

Surgical & Medical Instruments & Apparatus
43,000	Stryker Corp.	1,686,720	1,708,820	5.08%

Telephone Communications
46,000	Verizon Communications, Inc.	1,661,690	1,413,580	4.20%

Transportation Equipment
79,500	Polaris Industries, Inc.	1,242,919	2,553,540	7.59%

Trucking & Courier Services
30,000	United Parcel Service	1,840,750	1,499,700	4.46%

Total Common Stocks		27,580,050	31,652,544	94.07%

LIMITED PARTNERSHIPS
111,250	KKR Private Equity Inv., L.P. *	1,243,880	666,832	1.98%

* Non-Income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2009 (UNAUDITED)

Shares/Principal Amount		Historical Cost	Market Value	% of Net Assets

PREFERRED STOCKS
1,600	East West Bancorp, Inc.	1,188,480	674,896	2.00%
7,000	Brandywine Realty Trust Pref C	119,248	113,260	0.34%
11,900	Brandywine Realty Trust Pref D	196,812	191,590	0.57%

Total Preferred Stocks		1,504,540	979,746	2.91%

Cash Equivalents
324,724	US Bank Repurchase Agreements Collateralized by US Government Agencies 0.01% dated 6/30/09 Due 7/1/09.	324,724	324,724	0.97%

	Total Investments	30,653,194	33,623,846	99.93%

	Other Assets in Excess of Liabilities	23,961	23,961	0.07%

	Net Assets	$30,677,155	$33,647,807	100.00%

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2009 (UNAUDITED)

Assets
Investment in securities at market value (cost $30,653,194)	$33,623,846

Cash	13,907
Prepaid expenses	9,100
Receivables:
Dividends	28,732
Total Assets	33,675,585
Liabilities
Payables:
Advisory fees	27,778
Total Liabilities	27,778

Net Assets (Equivalent to $9.03 per share based on 3,728,173	$33,647,807
shares of capital stock outstanding, 100,000,000 shares authorized, $0.01 par value) Minimum redemption price per share $9.03 x0.98 = 8.85 (Note 5)

Composition of Net Assets
Shares of common stock	$ 37,282
Additional paid-in capital	39,641,172
Net unrealized appreciation of investments	2,970,652
Undistributed net investment income	322,571
Undistributed net realized loss on investments	(9,323,870)

Net Assets	$33,647,807

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENT OF OPERATIONS

For the six months ended JUNE 30, 2009 (UNAUDITED)

Investment Income
Dividends	$ 396,387
Interest	50
Other income	111,402
Total Investment Income	507,839

Expenses
Management fees (Note 2)	148,215
Office expenses	7,800
Insurance	5,500
Registration and compliance	3,654
Postage and printing	3,482
Software and transfer agent services	3,244
Directors' fees and expenses	3,122
Bank fees	2,884
Custodian fees	2,386
Shareholder reporting	1,707
IRA expense	1,408
Telephone expense	1,251
Professional fees	615
Total Expenses	185,268

Net Investment Income	322,571

Realized and Unrealized Gain (Loss) from Investments
Net realized loss from investments	(3,185,560)
Net change in unrealized appreciation of investments	6,303,917
Net realized and unrealized gain (loss) from investments	3,118,357

Net increase in net assets resulting from operations	$3,440,928

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Unaudited
	Six Months Ended	For the Year Ended
	6/30/09	12/31/08
Increase (Decrease) in Net Assets From Operations
Net investment income	$ 322,571	$ 715,360
Net realized gain (loss) from investments	(3,185,560)	(6,138,310)
Unrealized appreciation (depreciation) on investments	6,303,917	(18,342,196)
Net increase (decrease) in net assets resulting from operations	3,440,928	(23,765,146)

Distributions to Shareholders
From net investment income	---	(715,360)
From realized gains	---	---
Total distributions	---	(715,360)

Capital Share Transactions (Note 4)	(1,179,667)	(11,693,201)

Total Increase (Decrease) in Net Assets	2,261,261	(36,173,707)

Net Assets at Beginning of Period	31,386,546	67,560,253

Net Assets at End of Period (includes undistributed net	$33,647,807	$31,386,546
investment income of $322,571 and $0, respectively)

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

FINANCIAL HIGHLIGHTS & RELATED RATIOS/SUPPLEMENTAL DATA

(Unaudited)
Selected data for a share outstanding	Six Months
throughout the period:	Ended	Years Ended
	6/30/ 09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04
Net Asset Value -
Beginning of Period	$8.08	$13.89	$18.29	$17.88	$17.22	$14.72
Net Investment Income (1)	0.09	0.16	0.07	0.24	0.05	0.13
Net Gains or (Losses) on Investments
(realized and unrealized)	0.86	(5.79)	(3.39)	0.44	0.82	2.82
Total from Investment Operations	0.95	(5.63)	(3.32)	0.68	0.87	2.95

Less Distributions
From net investment income	0.00	(0.18)	(0.08)	(0.25)	(0.05)	(0.13)
From realized gains	0.00	0.00	(1.00)	(0.02)	(0.16)	(0.32)
Total Distributions	0.00	(0.18)	(1.08)	(0.27)	(0.21)	(0.45)

Net Asset Value -
End of Period	$9.03	$ 8.08	$13.89	$18.29	$17.88	$17.22

Total Return (2)	11.76%	(40.44)%	(19.18)%	3.79%	5.07%	20.05%

Net Assets – End of Period (000's omitted)	$ 33,648	$31,387	$67,560	$101,728	$108,943	$92,011

Ratio of Expenses to Average Net Assets	1.24% *	1.24%	1.17%	1.15%	1.17%	1.19%
Ratio of Net Income to Average Net Assets	2.18% *	2.60%	0.37%	1.35%	0.33%	1.00%
Portfolio Turnover Rate	23.14%	73.21%	18.86%	28.54%	19.48%	12.46%

* Annualized

(1) Per share net investment income has been determined on the average number of shares outstanding during the period.

(2) Total return assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 (UNAUDITED)

NOTE 1 - Summary of Significant Accounting Policies

Nature of Operations

Matthew 25 Fund, Inc. ("the Fund") was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuations

Equity securities are valued by using market quotations.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, an equity security is generally valued at its last bid price.  When market quotations are not readily available, or when the Advisor determines that the market quotation does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities may be valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

FAS 157

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”),  effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2009 (UNAUDITED)

NOTE 1 - Summary of Significant Accounting Policies (Continued)

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2009:

	Investment in Securities	Other Financial Instruments*
Description
Level 1 -Quoted prices	$32,623,846	--
Level 2 -Other significant observable inputs	674,896	--
Level 3 -Significant unobservable inputs	--	--
Total	$33,623,846	--

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Fair Valuation

The investment in 1,600 shares of EastWest Bancorp Preferreds has been valued at $421.81 per share. This preferred stock may be converted at any time, at the option of the holder, into 64.9942 shares of common stock. To price the security, the last traded price of the common stock is multiplied by 64.9942.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2009 (UNAUDITED)

NOTE 1 - Summary of Significant Accounting Policies (Continued)

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, at year end.

Other

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

NOTE 2 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (The Advisor) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the average daily closing net asset value of the Fund and are payable monthly.  The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

MATTHEW 25 FUND

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2009 (UNAUDITED)

NOTE 2 - Investment Advisory Agreement and Other Related Party Transactions (Continued)

The management fee for the first six months of 2009, as computed pursuant to the investment advisory agreement, totaled $148,215.  The management fee is the only revenue for The Matthew 25 Management Corp., and the Advisor's expenses are paid out of this revenue.

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund. In addition, Mr. Mulholland is a broker at Boenning & Scattergood Inc.  During the period ended June 30, 2009, the Fund paid brokerage commissions of $0 to Boenning & Scattergood Inc. of which Mr. Mulholland received compensation totaling $0.  Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund, Inc. or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

NOTE 3 – Investments

For the period ended June 30, 2009, purchases and sales of investment securities other than short-term investments aggregated $6,739,455 and $7,322,920 respectively.  At June 30, 2009 the gross unrealized appreciation for all securities totaled $4,885,244 and the gross unrealized depreciation for all securities totaled $1,914,592 or a net unrealized appreciation of $2,970,652. The aggregate cost of securities for federal income tax purposes at June 30, 2009 was $30,653,194 including short-term investments.

NOTE 4 - Capital Share Transactions

As of June 30, 2009 there were 100,000,000 shares of $.01 per value capital stock authorized. The total par value and paid-in capital totaled $39,675,990. Transactions in capital stock were as follows:

	Six Months June 30, 2009		Year End December 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	76,799	$610,207	142,384	$1,685,714
Shares issued in reinvestment of dividends	---	---	84,550	653,574
Shares redeemed	(231,385)	(1,789,874)	(1,207,202)	(14,032,489)
Net Decrease	(154,586)	$(1,179,667)	(980,268)	$(11,693,201)

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2009 (UNAUDITED)

NOTE 5 – Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions.  For the period ended June 30, 2009 the Fund received $2,465 in redemption fees.

NOTE 6 – Federal Income Taxes

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. As of June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Accumulated realized losses  $9,323,870

Unrealized appreciation          $2,970,652

A capital loss carry forward of $6,138,310 from 2008 will be used to offset future gains of the Fund, and will expire in 2016.

The tax character of distributions paid during the years ended December 31, 2008 and 2007 are as follows:

                                 2008                        2007

Ordinary income                              $715,360                    $376,678

 Long-term capital gain                   $            0                 $5,057,468

NOTE 7 - New Accounting Pronouncements

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”).  SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.  SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

The Fund adopted Financial Accounting Standards Board Standard No. 157-4 – Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are Not Orderly on June 15, 2009.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2009 (UNAUDITED)

NOTE 7 - New Accounting Pronouncement (Continued)

At adoption the Fund evaluated the level and activity for the assets and liabilities of the Fund to ascertain that the fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

In May 2009, FASB issued Statement of Financial Standards No. 165, “Subsequent Events” (“SFAS 165”).  SFAS 165 is effective for fiscal years and interim periods ending after June 15, 2009.  SFAS 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date – that is, whether that date represents the date the financial statements were issued or were available to be issued.  In accordance with the adoption of SFAS 165 and in preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through July 31, 2009, the date the financial statements were available to be issued.

NOTE 8 – Lease Commitments

The Fund leases office space under a lease that expires April of 2010.  Rent expense was $6,587 for the period ended June 30, 2009.  Minimum lease payments over the course of the term of the lease are as follows:

2009	2010
$4,200	$2,800

MATTHEW 25 FUND

                             EXPENSE EXAMPLE

                      JUNE 30, 2009 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees and (2) indirect costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2009 to June 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Directors.  This $8 fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if IRA fees were included your costs would be higher.

	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period* January 1, 2009 to June 30, 2009
Actual	$1,000.00	$1,117.57	$6.51
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21
* Expenses are equal to the Fund's annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

MATTHEW 25 FUND

ADDITIONAL INFORMATION

       JUNE 30, 2009 (UNAUDITED)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on October 16, 2008, the Board of Directors, including a majority of Directors that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. The Directors considered, among other things, the following information regarding the Investment Advisor.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISOR

The Directors reviewed the nature, quality and scope of current and anticipated services provided by the Investment Advisor under the Advisory Agreement.  This includes portfolio management, supervision of Fund operations and compliance and regulatory matters.

INVESTMENT PERFORMANCE

The Directors reviewed the performance of the Fund, as compared to other mutual funds and market benchmarks.  This review focused on the long-term performance of the Fund.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISOR

The Directors considered the Fund's management fee and total expense ratio relative to industry averages. The Directors determined that the Advisor is operating profitably, is viable and should remain as an ongoing entity.

ECONOMIES OF SCALE

The Directors considered information regarding economies of scale with respect to the management of the Fund.

CONCLUSIONS

Based on the above review and discussions, the Directors concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.

MATTHEW 25 FUND

BOARD OF DIRECTORS INFORMATION

JUNE 30, 2009 (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Fund's Directors, and is available without charge, by calling 1-888-M25-FUND.  Each Director may be contacted by writing to the Director c/o Matthew 25 Fund, P.O. Box 2479 Jenkintown, PA  19046.

Name and Age	Position with Fund	Term of Office and Length of Time Served	Principle Occupation During Last Five Years	Other Directorships

INDEPENDENT DIRECTORS
Philip J. Cinelli, D.O. Age 49	Director	1 year with election held annually. He has been a Director since 1996.	Physician in Family Practice	None
Samuel B. Clement Age 51	Director	1 year with election held annually. He has been a Director since 1996.	Stockbroker with Securities of America	None
Linda Guendelsberger Age 49	Director Secretary of Fund	1 year with election held annually. She has been a Director since 1996.	CPA and Shareholder with Fishbein & Co.	None
Scott Satell Age 46	Director	1 year with election held annually. He has been a Director since 1996.	Manufacturer's Representative with BPI Ltd.	None
INTERESTED DIRECTORS
Steven D. Buck, Esq. Age 49	Director	1 year with election held annually. He has been a Director since 1996.	Attorney and Shareholder with Stevens & Lee	None
Mark Mulholland Age 49	Director President of Fund	1 year with election held annually. He has been a Director since 1996.	President of Matthew 25 Fund, President of Matthew 25 Management Corp., Stockbroker with Boenning & Scattergood	None

Mr. Buck and Mr. Mulholland are Directors of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940.  Mr. Mulholland is an interested person in so far as he is President and owner of the Fund's Investment Adviser. Mr. Buck is not an independent director as long as he or his law firm provides legal advice to the Fund for compensation.  Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.

Item 2. Code of Ethics  Not applicable.

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)

Internal Controls. There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(b) under the 1940 Act that occurred during the registrant’s first fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CERT.  Filed herewith.

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund, Inc.

By /s/Mark Mulholland

     *Mark Mulholland

     President, Chief Financial Officer

Date: September 4, 2009

*Print the name and title of each signing officer under his or her signature.